UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2010

Date of reporting period: November 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Real Estate Investment Fund

November 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 25, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the annual reporting period ended November 30, 2010.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income.

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

Investment Results

The table on page 5 shows the Fund’s performance compared to its global benchmark, the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index for the six- and 12-month periods ended November 30, 2010. A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (MSCI) World Index, for the same time frames.

The Fund’s Class A shares without sales charges underperformed the benchmark during the 12-month period ended November 30, 2010. The Fund’s performance was negatively influenced by a series of credit events associated with the financial crisis and the subsequent weakening of economic growth. These events contributed to a weak performance of investments that either carried some execution risk (such as developers) or where ongoing balance sheet improvement was deemed to be at risk due to a more uncertain environment. Investor risk aversion led to unfavorable security selection in Australia, China and Japan, which negatively impacted Fund performance. Partially offsetting this was good stock selection in the United Kingdom, Brazil, Hong Kong and Singapore.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended November 30, 2010. Over this period, the global economy entered into a more uncertain phase. The

European sovereign credit crisis acted as a catalyst for renewed investor concern about the health of developed economies and their sovereign governments. The focus of concern during the second calendar quarter of 2010 was on the health of Europe’s periphery countries. In the United States, the economic recovery lost strength and employment statistics failed to improve in recent months. Industrial production activity weakened, although still in expansion mode, and housing markets remained vulnerable. With this economic backdrop, the Fund’s cyclically exposed positions lagged the benchmark and detracted from relative performance. For example, some emerging markets and global developer companies lagged. On the other hand, some of the Fund’s investments in European shopping centers added to performance. Other contributors were emerging markets shopping malls where revenues are indexed to inflation and consumer demand is growing. Also contributing were some investments in Hong Kong and the United Kingdom. An underweight in Japan, based on still weak occupancy trends in this country, also helped the Fund’s performance.

The Fund transacted currency forwards only and for non-hedging purposes. For the six- and 12-month periods ended November 30, 2010, the Fund’s active currency management added to performance.

Market Review and Investment Strategy

For the 12-month period ended November 30, 2010, real estate

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

markets performed strongly, helped by the opening of credit markets, the visibility of their earnings streams and fundamental stabilization of real estate demand across most regions of the world. During the six-month period ended November 30, 2010, the FTSE EPRA/NAREIT Developed RE Index increased as a low interest rate environment and desire for yield helped offset some of the negative impact of the European sovereign debt crisis.

Fundamentals vary by region of the world and by property type, but in general, supply fundamentals for commercial real estate are favorable. Commercial real estate entered the economic downturn with robust occupancy rates and a manageable supply of new space in the pipeline. From the outset of the economic downturn and credit crisis in 2007, new commercial real estate construction was constrained principally due to lack of financing. Given the collapse in new construction during

2009 and 2010 and projected low starts in 2011, fundamental supply is likely to remain in check, which would facilitate a rebound in commercial real estate pricing power as demand begins to recover.

The Global REIT Investment Policy Group (the “Group”) believes that the Fund is well positioned to benefit from an improvement in fundamental real estate market. At the same time, the Fund holds companies that have strong balance sheets and cash flow and are also well positioned should market recovery face near term headwinds. The Fund’s stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Group’s global scope allows it to uncover new opportunities as it focuses on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by the credit crisis, and niche segments where demand dynamics are relatively more robust.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index nor the unmanaged Morgan Stanley Capital International (MSCI) World Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Investing a substantial amount of assets in fewer economic sectors may be more volatile than more diversified strategies. Economic or market conditions affecting a particular sector could have a major impact on the portfolio’s value. Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund
Class A	15.39%	15.50%

Class B*	14.99%	14.58%

Class C	14.97%	14.68%

Advisor Class‡	15.56%	15.94%

Class R‡	15.28%	15.32%

Class K‡	15.44%	15.75%

Class I‡	15.61%	15.97%

FTSE EPRA/NAREIT Developed RE Index	15.98%	17.36%

MSCI World Index	11.51%	5.98%

*   Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡   Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/00 TO 11/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Fund Class A shares (from 11/30/00 to 11/30/10) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	15.50%	10.64%
5 Years	0.03%	-0.83%
10 Years	9.45%	8.99%

Class B Shares
1 Year	14.58%	10.58%
5 Years	-0.75%	-0.75%
10 Years(a)	8.82%	8.82%

Class C Shares
1 Year	14.68%	13.68%
5 Years	-0.69%	-0.69%
10 Years	8.68%	8.68%

Advisor Class Shares†
1 Year	15.94%	15.94%
5 Years	0.41%	0.41%
10 Years	9.83%	9.83%

Class R Shares†
1 Year	15.32%	15.32%
5 Years	-0.15%	-0.15%
Since Inception*	2.63%	2.63%

Class K Shares†
1 Year	15.75%	15.75%
5 Years	0.15%	0.15%
Since Inception*	2.94%	2.94%

Class I Shares†
1 Year	15.97%	15.97%
5 Years	0.48%	0.48%
Since Inception*	3.27%	3.27%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.76%, 2.61%, 2.50%, 1.46%, 1.83%, 1.50% and 1.19% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns
Class A Shares
1 Year	13.22%
5 Years	0.22%
10 Years	9.07%

Class B Shares
1 Year	13.30%
5 Years	0.28%
10 Years(a)	8.90%

Class C Shares
1 Year	16.46%
5 Years	0.37%
10 Years	8.77%

Advisor Class Shares†
1 Year	18.73%
5 Years	1.47%
10 Years	9.91%

Class R Shares†
1 Year	18.09%
5 Years	0.89%
Since Inception*	3.62%

Class K Shares†
1 Year	18.56%
5 Years	1.20%
Since Inception*	3.93%

Class I Shares†
1 Year	18.84%
5 Years	1.54%
Since Inception*	4.27%

*	Inception Date: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2010		Ending Account Value November 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,153.93	$1,017.25	$8.42	$7.89
Class B	$1,000	$1,000	$1,149.89	$1,013.19	$12.77	$11.96
Class C	$1,000	$1,000	$1,149.69	$1,013.59	$12.34	$11.56
Advisor Class	$1,000	$1,000	$1,155.55	$1,018.75	$6.81	$6.38
Class R	$1,000	$1,000	$1,152.84	$1,016.24	$9.50	$8.90
Class K	$1,000	$1,000	$1,154.39	$1,017.80	$7.83	$7.33
Class I	$1,000	$1,000	$1,156.09	$1,019.45	$6.05	$5.67
*	Expenses are equal to the classes’ annualized expense ratios of 1.56%, 2.37%, 2.29%, 1.26%, 1.76%, 1.45% and 1.12%, respectively, multiplied by the average account value over the period, multiply by 183/365. (to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $130.8

*	All data are as of November 30, 2010. The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Sun Hung Kai Properties Ltd.	$7,144,882	5.5%
Simon Property Group, Inc.	5,601,301	4.3
Westfield Group	4,419,342	3.4
Mitsui Fudosan Co., Ltd.	4,012,010	3.1
Unibail-Rodamco SE	2,764,600	2.1
Klepierre	2,596,453	2.0
Equity Residential	2,533,986	1.9
Camden Property Trust	2,282,829	1.8
Public Storage	2,281,885	1.7
Kerry Properties Ltd.	2,150,135	1.6
	$35,787,423	27.4%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Equity: Other – 37.9%
Diversified/Specialty – 31.4%
BioMed Realty Trust, Inc.	53,350	$940,560
British Land Co. PLC	144,011	1,078,005
CB Richard Ellis Group, Inc. – Class A(a)	37,000	710,030
Cheung Kong Holdings Ltd.	108,000	1,590,863
Coresite Realty Corp.(a)	45,900	591,192
Dexus Property Group	1,389,000	1,037,563
Digital Realty Trust, Inc.	31,400	1,649,128
Evergrande Real Estate Group Ltd.	3,724,000	1,846,865
Forest City Enterprises, Inc.(a)	31,716	486,841
H&R Real Estate Investment Trust	29,369	566,467
Jones Lang LaSalle, Inc.	9,400	750,308
Kerry Properties Ltd.	429,480	2,150,135
Lend Lease Group	220,022	1,594,989
Mitsubishi Estate Co., Ltd.	110,000	1,854,045
Mitsui Fudosan Co., Ltd.	227,000	4,012,010
Morguard Real Estate Investment Trust	30,090	431,469
New World Development Ltd.	998,053	1,964,486
Savills PLC	155,500	827,110
Sumitomo Realty & Development Co., Ltd.	73,000	1,568,690
Sun Hung Kai Properties Ltd.	436,000	7,144,882
Swire Pacific Ltd.	70,500	1,079,633
Telecity Group PLC(a)	216,300	1,574,423
Unibail-Rodamco SE	15,921	2,764,600
UOL Group Ltd.	310,000	1,060,912
Vornado Realty Trust	16,836	1,373,481
Wereldhave NV	5,300	466,846

		41,115,533

Health Care – 4.9%
Chartwell Seniors Housing Real Estate Investment Trust	108,800	853,188
Health Care REIT, Inc.	43,900	2,031,692
National Health Investors, Inc.	15,010	660,440
Nationwide Health Properties, Inc.	24,529	884,270
Ventas, Inc.	38,186	1,957,796

		6,387,386

Triple Net – 1.6%
Entertainment Properties Trust	45,000	2,083,500

		49,586,419

Retail – 21.2%
Regional Mall – 12.4%
BR Malls Participacoes SA	158,978	1,566,971
CapitaMall Trust	188,000	261,820
CBL & Associates Properties, Inc.	39,850	657,525
General Growth Properties, Inc.	75,637	1,224,563
Multiplan Empreendimentos Imobiliarios SA	63,519	1,407,746
Simon Property Group, Inc.	56,866	5,601,301

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Taubman Centers, Inc.	22,000	$1,067,660
Westfield Group	380,092	4,419,342

		16,206,928

Shopping Center/Other Retail – 8.8%
Corio NV	21,300	1,226,424
Developers Diversified Realty Corp.	69,000	885,270
Eurocommercial Properties NV	9,789	390,823
Japan Retail Fund Investment Corp.	631	1,014,050
Kimco Realty Corp.	80,908	1,347,927
Klepierre	82,362	2,596,453
Link REIT (The)	209,500	653,074
Primaris Retail Real Estate Investment Trust	34,440	642,133
Regency Centers Corp.	861	35,060
RioCan Real Estate Investment Trust (Toronto)	50,114	1,052,520
Tanger Factory Outlet Centers	14,502	695,806
Weingarten Realty Investors	42,685	1,011,635

		11,551,175

		27,758,103

Residential – 17.1%
Manufactured Homes – 0.5%
Equity Lifestyle Properties, Inc.	11,700	630,396

Multi-Family – 12.9%
BRE Properties, Inc.	32,200	1,386,854
Camden Property Trust	44,700	2,282,829
Colonial Properties Trust	38,100	685,800
Equity Residential	50,700	2,533,986
Essex Property Trust, Inc.	8,948	991,797
Home Properties, Inc.	17,900	959,261
KWG Property Holding Ltd.	1,612,100	1,197,841
Mid-America Apartment Communities, Inc.	28,100	1,724,497
Rossi Residencial SA	138,100	1,219,813
Stockland	430,260	1,511,761
UDR, Inc.	45,600	1,016,880
Wing Tai Holdings Ltd.	1,041,000	1,331,998
Yanlord Land Group Ltd.	35,000	43,437

		16,886,754

Self Storage – 3.1%
Big Yellow Group PLC	160,570	796,392
Extra Space Storage, Inc.	59,900	959,598
Public Storage	23,622	2,281,885

		4,037,875

Student Housing – 0.6%
American Campus Communities, Inc.	26,411	830,362

		22,385,387

Office – 10.6%
Office – 10.6%
Allied Properties Real Estate Investment Trust	41,800	900,702
Beni Stabili SpA	343,500	280,018

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Boston Properties, Inc.	15,052	$1,261,358
Brandywine Realty Trust	16,716	184,879
Brookfield Properties Corp.	57,899	936,227
Castellum AB	94,790	1,081,374
Cominar Real Estate Investment Trust	36,957	786,626
Corporate Office Properties Trust SBI MD	19,200	651,072
Douglas Emmett, Inc.	56,758	947,859
Duke Realty Corp.	72,600	808,038
Dundee Real Estate Investment Trust	23,700	687,070
Great Portland Estates PLC	174,500	896,857
Hongkong Land Holdings Ltd.	303,000	2,054,040
ING Office Fund	1,698,980	950,933
Japan Real Estate Investment Corp.	66	636,412
Orix JREIT, Inc.	99	550,666
Sponda OYJ	52,200	231,650

		13,845,781

Lodging – 7.2%
Lodging – 7.2%
DiamondRock Hospitality Co.(a)	98,631	1,038,584
Great Eagle Holdings Ltd.	221,000	640,358
Hersha Hospitality Trust	104,967	643,448
Hyatt Hotels Corp.(a)	22,800	954,408
InnVest Real Estate Investment Trust	150,200	965,681
Intercontinental Hotels Group PLC	56,400	1,001,682
Kosmopolito Hotels International Ltd.(a)	1,059,000	264,576
LaSalle Hotel Properties	15,800	376,040
Sunstone Hotel Investors, Inc.(a)	141,857	1,350,479
Whitbread PLC	55,500	1,459,873
Wyndham Worldwide Corp.	23,700	681,375

		9,376,504

Industrials – 4.5%
Industrial Warehouse Distribution – 4.1%
AMB Property Corp.	36,883	1,076,246
Ascendas Real Estate Investment Trust	799,000	1,258,127
First Potomac Realty Trust	40,595	638,965
Global Logistic Properties Ltd.(a)	440,000	739,804
ProLogis	127,622	1,660,362

		5,373,504

Mixed Office Industrial – 0.4%
Goodman Group	713,000	436,948

		5,810,452

Total Common Stocks (cost $111,008,945)		128,762,646

WARRANTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Henderson Land Development Co., Ltd., expiring 6/01/11(a) (cost $0)	46,000	15,106

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $495,587)	495,587	$495,587

Total Investments – 98.9% (cost $111,504,532)		129,273,339
Other assets less liabilities – 1.1%		1,479,004

Net Assets – 100.0%		$130,752,343

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
BNP Paribas SA:
Australian Dollar settling 12/15/10	1,406	$1,319,171	$1,345,361	$26,190
Australian Dollar settling 12/15/10	1,063	1,057,430	1,017,154	(40,276)
Brown Brothers Harriman & Co.:
Australian Dollar settling 12/15/10	572	498,246	547,330	49,084
British Pound settling 12/15/10	669	1,033,645	1,040,498	6,853
Japanese Yen settling 12/15/10	405,567	4,837,335	4,846,952	9,617
New Zealand Dollar settling 12/15/10	4,292	3,071,141	3,187,784	116,643
Norwegian Krone settling 12/15/10	14,584	2,344,770	2,346,137	1,367
Swedish Krona settling 12/15/10	22,336	2,985,518	3,174,713	189,195
Swedish Krona settling 12/15/10	4,117	564,773	585,167	20,394
Citibank:
Australian Dollar settling 3/15/11	340	331,245	321,724	(9,521)
Credit Suisse First Boston:
Euro settling 3/15/11	745	1,015,435	966,651	(48,784)
New Zealand Dollar settling 3/15/11	879	671,864	648,243	(23,621)
Goldman Sachs:
Norwegian Krone settling 12/15/10	8,586	1,472,323	1,381,235	(91,088)
Royal Bank of Scotland:
Swiss Franc settling 12/15/10	1,688	1,683,354	1,682,217	(1,137)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC:
Canadian Dollar settling 12/15/10	410	$403,690	$399,288	$(4,402)
Euro settling 12/15/10	515	718,796	668,476	(50,320)
Euro settling 12/15/10	1,367	1,907,949	1,774,382	(133,567)
Westpac Banking Corp.:
Australian Dollar settling 12/15/10	1,063	1,041,442	1,017,153	(24,289)
Japanese Yen settling 12/15/10	121,055	1,499,737	1,446,735	(53,002)

Sale Contracts:
Bank of America, N.A.:
British Pound settling 12/15/10	425	680,744	661,005	19,739
Japanese Yen settling 12/15/10	24,586	294,482	293,829	653
Brown Brothers Harriman & Co.:
Canadian Dollar settling 12/15/10	7,181	6,891,224	6,993,388	(102,164)
Euro settling 12/15/10	1,367	1,737,799	1,774,382	(36,583)
Credit Suisse First Boston:
Japanese Yen settling 12/15/10	111,521	1,356,423	1,332,793	23,630
Deutsche Bank:
British Pound settling 12/15/10	839	1,337,299	1,304,900	32,399
Goldman Sachs:
Norwegian Krone settling 12/15/10	6,100	1,013,070	981,311	31,759
HSBC Securities Inc.:
British Pound settling 12/15/10	669	1,040,078	1,040,499	(421)
Royal Bank of Scotland:
Canadian Dollar settling 12/15/10	884	866,425	860,905	5,520
Japanese Yen settling 12/15/10	90,064	1,055,937	1,076,360	(20,423)
UBS Securities LLC:
Swiss Franc settling 12/15/10	1,688	1,750,311	1,682,216	68,095

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2010

Assets
Investments in securities, at value Unaffiliated issuers (cost $111,008,945)	$128,777,752
Affiliated issuers (cost $495,587)	495,587
Foreign currencies, at value (cost $1,707,848)	1,691,510
Unrealized appreciation of forward currency exchange contracts	601,138
Receivable for investment securities sold	414,794
Dividends and interest receivable	328,100
Receivable for capital stock sold	283,601

Total assets	132,592,482

Liabilities
Payable for capital stock redeemed	669,791
Unrealized depreciation of forward currency exchange contracts	639,598
Payable for investment securities purchased	164,112
Advisory fee payable	61,833
Distribution fee payable	48,371
Transfer Agent fee payable	17,028
Administrative fee payable	11,225
Accrued expenses and other liabilities	228,181

Total liabilities	1,840,139

Net Assets	$130,752,343

Composition of Net Assets
Capital stock, at par	$11,447
Additional paid-in capital	189,422,640
Undistributed net investment income	375,001
Accumulated net realized loss on investment and foreign currency transactions	(76,767,643)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	17,710,898

$130,752,343

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$79,630,713	6,940,703	$11.47	*

B	$6,531,815	583,372	$11.20

C	$20,629,338	1,826,617	$11.29

Advisor	$7,044,571	615,879	$11.44

R	$6,186,107	543,285	$11.39

K	$8,132,681	711,089	$11.44

I	$2,597,118	226,142	$11.48

*	The maximum offering price per share for Class A shares was $11.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2010

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $174,659)	$3,862,711
Affiliated issuers	1,780	$3,864,491

Expenses
Advisory fee (see Note B)	686,455
Distribution fee—Class A	227,642
Distribution fee—Class B	75,592
Distribution fee—Class C	200,537
Distribution fee—Class R	26,859
Distribution fee—Class K	18,077
Transfer agency—Class A	214,606
Transfer agency—Class B	29,228
Transfer agency—Class C	62,559
Transfer agency—Advisor Class	16,971
Transfer agency—Class R	13,967
Transfer agency—Class K	14,462
Transfer agency—Class I	3,189
Registration fees	107,960
Administrative	102,479
Printing	94,574
Audit	66,346
Custodian	62,176
Legal	51,940
Directors’ fees	51,678
Miscellaneous	19,420

Total expenses		2,146,717

Net investment income		1,717,774

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		2,045,850
Foreign currency transactions		693,942
Net change in unrealized appreciation/depreciation of:
Investments		13,035,544
Foreign currency denominated assets and liabilities		(196,664)

Net gain on investment and foreign currency transactions		15,578,672

Net Increase in Net Assets from Operations		$17,296,446

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2010	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,717,774	$2,328,411
Net realized gain (loss) on investment and foreign currency transactions	2,739,792	(48,942,605)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	12,838,880	83,428,868

Net increase in net assets from operations	17,296,446	36,814,674
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,854,684)	(724,776)
Class B	(414,874)	(66,449)
Class C	(951,241)	(118,913)
Advisor Class	(246,884)	(46,085)
Class R	(245,970)	(34,171)
Class K	(341,108)	(63,858)
Class I	(178,853)	(36,726)
Capital Stock Transactions
Net decrease	(3,011,246)	(14,408,310)

Total increase	8,051,586	21,315,386
Net Assets
Beginning of period	122,700,757	101,385,371

End of period (including undistributed net investment income of $375,001 and $1,978,027, respectively)	$130,752,343	$122,700,757

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Real Estate Investment Fund, Inc., organized as a Maryland corporation on July 15, 1996, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2010:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Equity: Other	$15,970,362		$33,616,057		$	– 0	–	$49,586,419
Retail	17,196,117		10,561,986			– 0	–	27,758,103
Residential	17,503,958		4,881,429			– 0	–	22,385,387
Office	6,263,128		7,582,653			– 0	–	13,845,781
Lodging	5,308,910		4,067,594			– 0	–	9,376,504
Industrials	4,115,377		1,695,075			– 0	–	5,810,452
Warrants	15,106		– 0	–		– 0	–	15,106
Short-Term Investments	495,587		– 0	–		– 0	–	495,587

Total Investments in Securities	66,868,545		62,404,794	†		– 0	–	129,273,339
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	601,138			– 0	–	601,138
Liabilities
Forward Currency Exchange Contracts	– 0	–	(639,598)			– 0	–	(639,598)

Total	$66,868,545		$62,366,334		$	– 0	–	$129,234,879

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Warrants
Balance as of 11/30/09		$1,033,958
Accrued discounts/ premiums		– 0	–
Realized gain (loss)		(741,132)
Change in unrealized appreciation/ depreciation		229,974
Net purchases (sales)		(522,800)
Transfers into Level 3		– 0	–
Transfer out of Level 3		– 0	–

Balance as of 11/30/10	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 11/30/10	$	– 0	–**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2010, such fee amounted to $102,479.

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $155,419 for the year ended November 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,457 from the sale of Class A shares and received $839, $3,151 and $2,047 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2010 (000)	Dividend Income (000)
$ 650	$42,261	$42,415	$496	$2

Brokerage commissions paid on investment transactions for the year ended November 30, 2010 amounted to $177,987, of which $0 and $893, respectively, were paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,054,203, $2,123,151, $144,839 and $73,607 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$85,747,038		$92,596,085
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts) are as follows:

Cost	$118,297,858

Gross unrealized appreciation	$24,692,299
Gross unrealized depreciation	(13,716,818)

Net unrealized appreciation	$10,975,481

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used is:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended November 30, 2010, the Fund entered into forward currency exchange contracts for non-hedging purposes.

At November 30, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$601,138	Unrealized depreciation of forward currency exchange contracts	$639,598

The effect of derivative instruments on the statement of operations for the year ended November 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$673,236	$(163,082)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

For the year ended November 30, 2010, the average monthly principal amount of forward currency exchange contracts was $39,309,596.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2010	Year Ended November 30, 2009

Class A
Shares sold	1,343,554	1,322,718	$14,515,914	$11,012,794

Shares issued in reinvestment of dividends and distributions	340,702	87,863	3,434,684	639,250

Shares converted from Class B	175,023	237,610	1,868,994	1,958,183

Shares redeemed	(2,099,202)	(2,977,176)	(22,055,749)	(23,943,688)

Net decrease	(239,923)	(1,328,985)	$(2,236,157)	$(10,333,461)

Class B
Shares sold	45,011	64,164	$481,719	$523,597

Shares issued in reinvestment of dividends and distributions	38,270	8,514	379,635	60,653

Shares converted to Class A	(178,682)	(241,359)	(1,868,994)	(1,958,183)

Shares redeemed	(158,102)	(312,101)	(1,636,554)	(2,420,278)

Net decrease	(253,503)	(480,782)	$(2,644,194)	$(3,794,211)

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2010	Year Ended November 30, 2009

Class C
Shares sold	218,435	271,799	$2,332,359	$2,292,451

Shares issued in reinvestment of dividends and distributions	82,683	14,816	826,830	106,551

Shares redeemed	(371,495)	(583,705)	(3,901,567)	(4,502,569)

Net decrease	(70,377)	(297,090)	$(742,378)	$(2,103,567)

Advisor Class
Shares sold	459,104	209,754	$4,793,126	$1,826,946

Shares issued in reinvestment of dividends and distributions	18,069	5,318	181,233	38,604

Shares redeemed	(310,186)	(236,750)	(3,201,339)	(1,935,343)

Net increase (decrease)	166,987	(21,678)	$1,773,020	$(69,793)

Class R
Shares sold	235,748	286,847	$2,513,562	$2,360,577

Shares issued in reinvestment of dividends and distributions	24,523	4,680	245,968	34,171

Shares redeemed	(175,582)	(114,705)	(1,833,180)	(937,958)

Net increase	84,689	176,822	$926,350	$1,456,790

Class K
Shares sold	269,388	177,572	$2,873,130	$1,492,262

Shares issued in reinvestment of dividends and distributions	33,974	8,823	341,104	63,857

Shares redeemed	(223,699)	(135,118)	(2,326,234)	(1,086,532)

Net increase	79,663	51,277	$888,000	$469,587

Class I
Shares sold	69,636	162,576	$743,741	$1,325,975

Shares issued in reinvestment of dividends and distributions	17,796	5,046	178,853	36,726

Shares redeemed	(183,318)	(181,140)	(1,898,481)	(1,396,356)

Net decrease	(95,886)	(13,518)	$(975,887)	$(33,655)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$6,233,614	$1,090,978

Total taxable distributions	6,233,614	1,090,978

Total distributions paid	$6,233,614	$1,090,978

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$4,317,149
Accumulated capital and other losses	(73,954,922	)(a)
Unrealized appreciation/(depreciation)	10,956,032	(b)

Total accumulated earnings/(deficit)	$(58,681,741)

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $73,954,922 of which $25,255,543 expires in the year 2016, $46,626,013 expires in the year 2017, and $2,073,366 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the mark to market of gains/losses on certain derivative instruments and passive foreign investment companies (PFICs).

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of gains/losses from passive foreign investment companies (PFICs) resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a net increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.46	$ 7.43	$ 25.53	$ 30.00	$ 22.04

Income From Investment Operations
Net investment income(a)	.16	.20	.26	.35	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.39	2.92	(9.51)	(1.86)	8.06

Net increase (decrease) in net asset value from operations	1.55	3.12	(9.25)	(1.51)	8.21

Less: Dividends and Distributions
Dividends from net investment income	(.54)	(.09)	(.53)	(.28)	(.25)
Tax return of capital	– 0	–	– 0	–	(.18)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.54)	(.09)	(8.85)	(2.96)	(.25)

Net asset value, end of period	$ 11.47	$ 10.46	$ 7.43	$ 25.53	$ 30.00

Total Return
Total investment return based on net asset value(b)	15.50%	42.59%	(53.30)%	(5.27)%	37.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,631	$75,106	$63,224	$164,223	$222,701
Ratio to average net assets of:
Expenses	1.58	%(c)	1.76%	1.35%	1.24%	1.20	%(c)
Net investment income	1.52	%(c)	2.40%	1.96%	1.29%	.59	%(c)
Portfolio turnover rate	70%	67%	41%	102%	49%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.27	$ 7.33	$ 25.28	$ 29.77	$ 21.84

Income From Investment Operations
Net investment income(a)	.08	.14	.17	.18	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.35	2.86	(9.41)	(1.92)	7.88

Net increase (decrease) in net asset value from operations	1.43	3.00	(9.24)	(1.74)	8.00

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.06)	(.43)	(.07)	(.07)
Tax return of capital	– 0	–	– 0	–	(.14)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.50)	(.06)	(8.71)	(2.75)	(.07)

Net asset value, end of period	$ 11.20	$ 10.27	$ 7.33	$ 25.28	$ 29.77

Total Return
Total investment return based on net asset value(b)	14.58%	41.29%	(53.64)%	(6.13)%	36.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,532	$8,591	$9,657	$37,750	$65,863
Ratio to average net assets of:
Expenses	2.38	%(c)	2.61%	2.12%	1.98%	1.94	%(c)
Net investment income	.73	%(c)	1.70%	1.25%	.65%	.47	%(c)
Portfolio turnover rate	70%	67%	41%	102%	49%

See footnote summary on page 40.

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.34	$ 7.37	$ 25.36	$ 29.81	$ 21.89

Income From Investment Operations
Net investment income(a)	.08	.14	.18	.13	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.37	2.89	(9.46)	(1.83)	7.95

Net increase (decrease) in net asset value from operations	1.45	3.03	(9.28)	(1.70)	7.99

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.06)	(.43)	(.07)	(.07)
Tax return of capital	– 0	–	– 0	–	(.14)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.50)	(.06)	(8.71)	(2.75)	(.07)

Net asset value, end of period	$ 11.29	$ 10.34	$ 7.37	$ 25.36	$ 29.81

Total Return
Total investment return based on net asset value(b)	14.68%	41.47%	(53.63)%	(5.98)%	36.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,629	$19,616	$16,167	$54,390	$68,638
Ratio to average net assets of:
Expenses	2.31	%(c)	2.50%	2.07%	1.96%	1.91	%(c)
Net investment income	.78	%(c)	1.69%	1.30%	.48%	.16	%(c)
Portfolio turnover rate	70%	67%	41%	102%	49%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.41	$ 7.39	$ 25.45	$ 29.84	$ 21.91

Income From Investment Operations
Net investment income(a)	.19	.22	.29	.37	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.39	2.90	(9.45)	(1.71)	8.00

Net increase (decrease) in net asset value from operations	1.58	3.12	(9.16)	(1.34)	8.25

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.10)	(.57)	(.37)	(.32)
Tax return of capital	– 0	–	– 0	–	(.19)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.55)	(.10)	8.90	(3.05)	(.32)

Net asset value, end of period	$ 11.44	$ 10.41	$ 7.39	$ 25.45	$ 29.84

Total Return
Total investment return based on net asset value(b)	15.94%	42.90%	(53.15)%	(4.72)%	37.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,045	$4,675	$3,476	$6,472	$6,528
Ratio to average net assets of:
Expenses	1.28	%(c)	1.46%	1.05%	.96%	.90	%(c)
Net investment income	1.81	%(c)	2.64%	2.23%	1.37%	1.00	%(c)
Portfolio turnover rate	70%	67%	41%	102%	49%

See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.40	$ 7.40	$ 25.46	$ 29.97	$ 22.01

Income From Investment Operations
Net investment income (loss)(a)	.14	.18	.23	.06	(.22	)†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.38	2.92	(9.47)	(1.66)	8.38

Net increase (decrease) in net asset value from operations	1.52	3.10	(9.24)	(1.60)	8.16

Less: Dividends and Distributions
Dividends from net investment income	(.53)	(.10)	(.51)	(.23)	(.20)
Tax return of capital	– 0	–	– 0	–	(.17)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.53)	(.10)	(8.82)	(2.91)	(.20)

Net asset value, end of period	$ 11.39	$ 10.40	$ 7.40	$ 25.46	$ 29.97

Total Return
Total investment return based on net asset value(b)	15.32%	42.45%	(53.37)%	(5.60)%	37.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,186	$4,768	$2,084	$2,471	$671
Ratio to average net assets of:
Expenses	1.75	%(c)	1.83%	1.56%	1.56%	1.48	%(c)
Net investment income (loss)	1.32	%(c)	2.12%	1.77%	.21%	(.81	)%(c)
Portfolio turnover rate	70%	67%	41%	102%	49%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.42	$ 7.40	$ 25.46	$ 29.96	$ 22.03

Income From Investment Operations
Net investment income (loss)(a)	.17	.22	.27	(.36	)†	(.07	)†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.40	2.91	(9.48)	(1.15)	8.28

Net increase (decrease) in net asset value from operations	1.57	3.13	(9.21)	(1.51)	8.21

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.11)	(.53)	(.31)	(.28)
Tax return of capital	– 0	–	– 0	–	(.18)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.55)	(.11)	(8.85)	(2.99)	(.28)

Net asset value, end of period	$ 11.44	$ 10.42	$ 7.40	$ 25.46	$ 29.96

Total Return
Total investment return based on net asset value(b)	15.75%	42.92%	(53.27)%	(5.28)%	37.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,133	$6,581	$4,292	$9,029	$387
Ratio to average net assets of:
Expenses	1.45	%(c)	1.50%	1.27%	1.34%	1.16	%(c)
Net investment income (loss)	1.64	%(c)	2.59%	2.05%	(1.46)%	(.30	)%(c)
Portfolio turnover rate	70%	67%	41%	102%	49%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.45	$ 7.41	$ 25.49	$ 29.97	$ 22.01

Income From Investment Operations
Net investment income(a)	.22	.24	.38	.36	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.37	2.92	(9.53)	(1.78)	8.08

Net increase (decrease) in net asset value from operations	1.59	3.16	(9.15)	(1.42)	8.29

Less: Dividends and Distributions
Dividends from net investment income	(.56)	(.12)	(.59)	(.38)	(.33)
Tax return of capital	– 0	–	– 0	–	(.20)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.56)	(.12)	(8.93)	(3.06)	(.33)

Net asset value, end of period	$ 11.48	$ 10.45	$ 7.41	$ 25.49	$ 29.97

Total Return
Total investment return based on net asset value(b)	15.97%	43.35%	(53.04)%	(4.97)%	38.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,597	$3,364	$2,485	$5,060	$4,321
Ratio to average net assets of:
Expenses	1.11	%(c)	1.19%	.86%	.91%	.86	%(c)
Net investment income	2.02	%(c)	2.88%	2.78%	1.34%	.81	%(c)
Portfolio turnover rate	70%	67%	41%	102%	49%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

Financial Highlights

†	Due to the timing of sales and repurchases of capital shares, the net investment income per share is not in accord with the Fund’s net investment income for the period.

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Real Estate Investment Fund, Inc. at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2011

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

Report of Independent Registered Public Accounting Firm

2010 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended November 30, 2010.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2010, $159,974 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,495,212.

For the taxable year ended November 30, 2010, the Fund designates $899,874 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

2010 Federal Tax Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010, and January 5, 2011. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the January 5, 2011 Meeting, with respect to the fifth item of business, the amendment of the Fund’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. With respect to the fourth item of business, to amend and restate the charter of the Fund, an insufficient number of required outstanding shares were voted in favor of the proposal and, therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	5,398,109.787	319,167.015
Michael J. Downey	5,387,522.824	329,753.978
William H. Foulk, Jr.	5,380,983.055	336,293.747
D. James Guzy	5,377,207.903	340,068.899
Nancy P. Jacklin	5,395,674.410	321,602.392
Robert M. Keith	5,390,570.426	326,706.376
Garry L. Moody	5,396,432.717	320,844.085
Marshall C. Turner	5,394,897.104	322,379.698
Earl D. Weiner	5,390,505.989	326,770.813

5. The amendment of certain of the Fund’s fundamental policies regarding commodities.

Voted For	Voted Against	Abstained	Non-Broker Votes
4,122,207.792	241,218.765	308,162.382	1,174,270.104

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Teresa Marziano(2), Senior Vice President

Prashant Tewari(2), Vice President

Diane Won(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Mses. Teresa Marziano and Diane Won and Mr. Prashant Tewari are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 78 (2002)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	97	None

John H. Dobkin, # 68 (2002)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the “1940 Act”, due to his position as Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Teresa Marziano 56	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Prashant Tewari 39	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Diane Won 39	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$127.2	Global Real Estate Investment Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $98,279 (0.10% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year
Global Real Estate	Advisor	1.46%	November 30
Investment Fund, Inc.	Class A	1.76%
	Class B	2.61%
	Class C	2.50%
	Class R	1.83%
	Class K	1.50%
	Class I	1.19%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

54	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	55

of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:5

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[6]	$127.2	U.S. REIT 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum account size: $25m	0.559%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[8]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Real Estate Security Portfolio, which is a Luxembourg

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $75 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The Fund’s investment guidelines are not as restrictive as that of the institutional strategy. The Fund may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	It should be noted that the Fund’s investment guidelines are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

56	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

9	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	57

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Real Estate Investment Fund, Inc.	0.550	0.844	1/6

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Real Estate Investment Fund, Inc.	1.766	1.519	6/6	1.492	7/7

12	The contractual management fee does not reflect any expense reimbursements made by any of the Funds to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

15	Most recently completed fiscal year end Class A total expense ratio.

58	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,169, $467,908 and $7,800 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	59

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $177,920 in fees from the Fund.16

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

60	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

18	The Deli study was originally published in 2002 based on 1997 data.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	61

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended January 31, 2010.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.65	48.03	46.54	4/6	7/15
3 year	-16.64	-16.56	-16.64	4/6	6/11
5 year	0.59	0.59	1.68	2/3	3/4
10 year	9.65	10.81	10.81	2/2	2/2

21	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

22	The Fund’s PG is identical to its respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a fund had a different investment classification/objective at a different point in time.

62	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending January 31, 2010 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Global Real Estate Investment Fund, Inc.	46.65	-16.64	0.59	9.65	7.94	20.53	0.41	10
FTSE EPRA NAREIT Developed RE Index	49.57	-15.43	1.75	9.03	6.60	20.55	0.39	10
FTSE NAREIT Equity REIT Index[27]	46.71	-16.25	1.04	10.00	8.39	N/A	N/A	N/A
Inception Date: September 30, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

27	Benchmark since inception date is the nearest month end after the Fund’s inception date.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real-Asset Strategy*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

64	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0151-1110

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global REIT	2009	$45,800	$—	$13,884
	2010	$30,500	$—	$18,304

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global REIT	2009	$788,540	$257,730
			$(243,846)
			$(13,884)
	2010	$811,319	$146,019
			$(127,715)
			$(18,304)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

BY:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 28, 2011

BY:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: January 28, 2011